UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2005

THREE FIVE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-4373	86-0654102
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
1600 N. DESERT DRIVE
TEMPE, AZ
85281
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: 602-389-8600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.
Item 9.01 Exhibits
SIGNATURES
Exhibit 99.1

Item 1.03 Bankruptcy or Receivership.
     On September 8, 2005, the Registrant filed a voluntary petition for bankruptcy under Chapter 11 of the United States Bankruptcy Code, in the United States Bankruptcy Court for the District of Arizona (Case No. 2-05-bk-17104-SSC). The bankruptcy was filed as part of the Registrant’s ongoing actions to sell off its assets and subsidiaries, wind up its business, and attempt to preserve the value of the Registrant for its shareholders. To date, no reorganization plan has been submitted to the Bankruptcy Court.
Item 9.01 Exhibits
     The Registrant’s press release related to these events is attached hereto as Exhibit 99.1.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THREE FIVE SYSTEMS, INC.

Date: September 9, 2005	By:	/s/ Carl H. Young III

	Name:	Carl H. Young III
	Title:	Chief Restructuring Officer